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                              Arthur Andersen LLP

                                  Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-00909.


                                         /s/ Arthur Andersen LLP

Seattle, Washington
August 10, 2000



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